Exhibit 10.91

AMENDMENT NO. 7

TO THE

SAN DIEGO GAS & ELECTRIC COMPANY

NUCLEAR FACILITIES NON-QUALIFIED CPUC DECOMMISSIONING

MASTER TRUST AGREEMENT

FOR

SAN ONOFRE NUCLEAR GENERATING STATIONS

This Amendment No. 7 made this _______ day of ____________, 2013, by and between San Diego Gas & Electric Company (“Company”) and The Bank of New York Mellon, a New York state bank, successor by operation of law to Mellon Bank, N.A (“Trustee”).

WHEREAS, pursuant to Section 2.10 of the Nuclear Facilities Non-Qualified Decommissioning Master Trust for San Onofre Nuclear Generating Stations dated as of June 29, 1992, as amended (“Agreement”) between the Company and the Trustee, the parties specifically reserve the right to amend the Agreement;

NOW, THEREFORE, the Company and the Trustee agree as follows:

1.

The Fee Schedule attached as Exhibit C to the Agreement is hereby replaced with the revised Fee Schedule attached hereto.

2.

Each Party hereby represents and warrants to the others that it has full authority to enter into this Amendment No. 7 upon the terms and conditions hereof and that the individual executing this Amendment No. 7 on its behalf has the requisite authority to bind that Party.

IN WITNESS WHEREOF, the Company, the Trustee, and the California Public Utilities Commission have set their hands and seals in agreement to these amendments effective as provided above.

SAN DIEGO GAS & ELECTRIC COMPANY

By:

________________________________________

Date:

________________________________________

Attest:

________________________________________

THE BANK OF NEW YORK MELLON

By:

________________________________________

Date:

________________________________________

Attest:

________________________________________

CALIFORNIA PUBLIC UTILITIES COMMISSION

By:

________________________________________

Date:

________________________________________

Attest:

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